Exhibit 10.90(a)
CONTRACT A-1

                                  CONFIRMATION


Date:                      May 12, 1997

To:                        Interneuron Pharmaceuticals, Inc. ("Party B")

Attention:                 Thomas F. Farb

From:                      Swiss Bank Corporation, London Branch ("Party A")

Re:                        Equity Option Confirmation
                           Reference Number ____________
-----------------------------------------------------------------------

The purpose of this communication is to confirm the terms and conditions of the transaction (the "Transaction") entered into between us on the Trade Date specified below. This Confirmation constitutes a "Confirmation" as referred to in the 1992 ISDA Master Agreement specified below.

The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc. (formerly known as the International Swap Dealers Association, Inc.) ("ISDA")) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of May 5, 1997, as amended and supplemented from time to time (the "Agreement"), between you and Swiss Bank Corporation. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the Transaction to which this Confirmation relates are as follows:

Trade Date                 :        May 9, 1997

Buyer                      :        Party B

Seller                     :        Party A

Option Style               :        European Option

Option Type                :        Capped Call

Shares                     :        Common Stock of Interneuron Pharmaceuticals,
                                    Inc. (Symbol: IPIC)

Number of Options          :        310,000

Contract Multiplier        :        1.00

Strike Price               :        USD 17.75

Cap Price                  :        USD 26.00

Total Premium              :        Call options written by Party B on shares of
                                    Party B's Common Stock.

Premium
Payment Date               :        May 9, 1997

Expiration Date            :        September  24, 1997, or, if that date is not
                                    an Exchange Business Day, the following day that is an Exchange Business Day.







Currency
Business Day :             Any  day  on  which  commercial  banks  are  open for
                                    business   (including  dealings  in  foreign
                                    exchange and foreign currency deposits) in the cities from which and in which a payment is to be made.

Exchange
Business Day :             A day  that  is ( or  but for  the  occurrence  of  a
                                    Market Disruption Event, would have been) a trading day on the Exchange (other than a day on which trading on any such exchange is scheduled to close prior to its regular weekday closing time, first announced on the day of such closing).

Normal
Trading Day                :        An Exchange  Business Day on which no Market
                                    Disruption   Event   has   occurred   or  is
                                    continuing.

Market
Disruption  Event          :        The  occurrence or existence on any Exchange
                                    Business Day during the one-half hour period
                                    that  ends at the close of  business  of any
                                    suspension  of  or  limitation   imposed  on
                                    trading (by reason of movements in price exceeding levels permitted by the relevant exchange or otherwise), provided that any such event is material in the reasonable determination of the Calculation Agent, and agreed to by Party B, on: (i) the Exchange in the Shares; or (ii) the Pacific Stock
                                    Exchange in options contracts on the Shares.

Exchange                   :        Nasdaq National Market

Clearance System
Business Day               :        Any day on which  the  Clearance  System  is
                                    open for the acceptance and execution of settlement instructions.

Clearance System           :        Depository  Trust  Company, or any successor
                                    to or transferee of such clearance system.

Calculation Agent          :        Party A, whose calculations shall be binding
                                    absent manifest error.

Procedure for Exercise
----------------------

Exercise Date     :        The Expiration Date.

Expiration Time   :        5:00 p.m. local time in New York City

Automatic  Exercise        :        The   Transaction   will  be  deemed  to  be
                                    automatically    exercised    if    it    is
                                    In-the-Money on the Expiration Date,  unless
                                    (i) the Buyer has notified the Seller or its
                                    agent (by telephone or in writing)  prior to
                                    5:00 p.m. local time in New York City on the
                                    Expiration  Date  that it does  not  wish to
                                    exercise the Transaction (or wishes to delay
                                    the Expiration Date, as set forth below); or
                                    (ii) the Closing  Value cannot be determined
                                    on the Expiration  Date. If the  Transaction
                                    is to be cash settled,  "In-the-Money" means
                                    that the Cash  Settlement  Amount is greater
                                    than  zero.  If  the  Transaction  is  to be
                                    physically  settled,   "In-the-Money"  means
                                    that the Closing Value is greater than the Strike Price. "Closing Value" means the closing price of the Shares, as reported on the Exchange, on the Expiration Date.

Telephone
and facsimile number
of Seller's Agent


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for purposes of
giving notice              :        Telephone:       (312) 554-5249
                                    Fax:             (312) 554-6271
                                    Attention:       David P. Stowell

Settlement Terms
----------------

Settlement                 :        The   Transaction   will  be  cash  settled;
                                    provided, however, that Party B may elect to physically settle the Transaction by giving notice to Party A no later than ten Exchange
                                    Business Days before the Expiration Date.

Physical  Settlement       :        If  the  Transaction  is  to  be  physically
                                    settled,  on the Settlement Date, the Seller
                                    shall  deliver  to the Buyer  the  number of
                                    Shares  equal  to  the  Contract  Multiplier
                                    multiplied   by  the   number   of   Options
                                    exercised  against  payment  by the Buyer to
                                    the Seller of an amount equal to the product
                                    of  (a)  the  Strike   Price,   adjusted  as
                                    hereinafter provided, multiplied by (b) the Contract Multiplier multiplied by (c) the number of Options exercised. If the Closing
                                    Value  exceeds  the Cap  Price,  the  Strike
                                    Price shall be increased by the amount by which the Closing Value exceeds the Cap
                                    Price; if the Closing Value is equal to or less than the Cap Price, no adjustment will be made to the Strike Price. Such payment and such delivery will be made through the Clearance System at the accounts specified below, on a delivery versus payment basis.

Cash  Settlement           :        If the Transaction is to be cash settled, on
                                    the  Settlement  Date,  Party A shall pay to
                                    Party B the Cash Settlement  Amount, if any.
                                    The "Cash  Settlement  Amount"  shall be the
                                    greater  of  (a)  zero  and  (b)  an  amount
                                    calculated by the Calculation Agent equal to
                                    (i) the Contract  Multiplier  multiplied  by
                                    (ii)  the   number  of   Options   exercised
                                    multiplied by (iii) the Price  Differential.
                                    "Price   Differential"   means  (x)  if  the
                                    Reference Price exceeds the Cap Price, the result of subtracting the Strike Price from the Cap Price, and (y) if the Reference
                                    Price  is  equal  to or  less  than  the Cap
                                    Price,  the result of subtracting the Strike
                                    Price from the Reference Price.

Reference Price            :        (a) If the  Valuation  Period  contains five
                                    Normal Trading Days, the Reference Price shall be the arithmetic average of the Share
                                    Prices on those five Normal Trading Days.

                                    (b) If the Valuation Period does not contain
                                    five Normal Trading Days,  Party A and Party
                                    B, shall  jointly  determine the Share Price
                                    for the Valuation  Date and as many Exchange
                                    Business  Days  immediately   preceding  the
                                    Valuation Date as shall be necessary, when such Share Prices are taken together with the Share Prices on all Normal Trading Days occurring within the Valuation Period, to provide five Share Prices, and in such case the Reference Price shall be the arithmetic average of those five Share Prices.

Share Price                :        The  volume  weighted  average  price of the
                                    Shares as reported on Bloomberg for the period from 9:30 a.m. to 4:30 p.m. local time in New York City on the given day.

Valuation  Period          :        The  period  from and  including  the fourth
                                    Exchange Business Day immediately  preceding
                                    the Expiration  Date (the "Initial Date") to
                                    and including the Expiration Date,  provided
                                    that  if any  Exchange  Business  Day in the
                                    Valuation Period as so determined, shall not
                                    be  a  Normal  Trading  Day,  the  Valuation
                                    Period   shall  be   extended  so  that  the


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                                    Valuation   Period   includes   five  Normal
                                    Trading Days , but in no event shall the last day of the Valuation Period be later than the fifth Exchange Business Day after the Expiration Date, and in no event shall the Valuation Period include any day before the Initial Date.

Valuation Date             :        The last day of the Valuation Period.

Settlement Date            :        If the  Transaction  is to be cash  settled,
                                    the Settlement  Date shall be three Currency
                                    Business Days after the Valuation Date. If the Transaction is to be physically settled, the Settlement Date shall be three Clearance
                                    System  Business  Days  after  the  Exercise
                                    Date.

Change in Expiration Date
-------------------------

Delay or Acceleration
of Expiration Date         :        At any time prior to the day that  otherwise
                                    would have been the  Initial  Date,  Party B
                                    may  notify  Party A that it  would  like to
                                    delay or accelerate the Expiration  Date, as
                                    of a date (the "Termination  Date") not less
                                    than ten  Exchange  Business  Days after the
                                    date  such  notice,  and,  in the  case of a
                                    delay,  not more  than 180  days  after  the
                                    Expiration  Date.  Promptly after receipt of
                                    such notice, Party A shall notify Party B of
                                    the additional  amount,  if any, required to
                                    be paid (the "Settlement Amount") (i) in the
                                    case of a delay of the  Expiration  Date, by
                                    the Buyer of the  Transaction  to compensate
                                    the  Seller  of  the  Transaction  for  such
                                    delay,   or   (ii)   in  the   case   of  an
                                    acceleration of the Expiration  Date, by the
                                    Seller of the  Transaction to compensate the
                                    Buyer   of   the    Transaction   for   such
                                    acceleration. The Settlement Amount shall be
                                    reasonably  determined  by  SBC  based  upon
                                    SBC's then current  methodology  for pricing
                                    options.  Within five Exchange Business Days
                                    after  receipt  of notice of the  Settlement
                                    Amount  from Party A,  Party B shall  notify
                                    Party A whether it agrees to the  Settlement
                                    Amount  (the  date  of  such   notice,   the
                                    "Agreement  Date"). If Party B agrees to the
                                    Settlement Amount (i) the Termination Date shall be deemed to be the Expiration Date for all purposes of this Confirmation; and
                                    (ii) the Settlement Amount, which shall be in addition to any payment or delivery, if any, otherwise required to be made under the terms of the Transaction, shall be paid by the appropriate party on the third Currency
                                    Business Day after the  Agreement  Date.  If
                                    Party B does  not  agree  to the  Settlement
                                    Amount, the Expiration Date shall not be delayed or accelerated, as the case may be.

Adjustment Events
-----------------

Adjustments               :         During the life of the  Transaction,  if any
                                    adjustment  is made by The Options  Clearing
                                    Corporation or its successors ("OCC") in the
                                    terms  of  outstanding   OCC-issued  options
                                    ("OCC  Options") on the Shares which are the
                                    subject of the  Transactions,  an equivalent
                                    adjustment shall be made in the terms of the
                                    Transaction.   Except  as  provided  in  the
                                    following  paragraph and in the  "Additional
                                    Adjustment  Provisions" below, no adjustment
                                    shall   be   made  in  the   terms   of  the
                                    Transaction  for any  event  that  does  not
                                    result  in an  adjustment  to the  terms  of
                                    outstanding   OCC  Options  on  the  Shares.
                                    Without   limiting  the  generality  of  the
                                    foregoing,  NO  ADJUSTMENT  SHALL BE MADE IN
                                    THE TERMS OF THE  TRANSACTIONS  FOR ORDINARY
                                    CASH  DIVIDENDS  ON  THE  SHARES  EXCEPT  AS
                                    PROVIDED  IN  THE   "ADDITIONAL   ADJUSTMENT
                                    PROVISIONS" BELOW.


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                                    If at  any  time  during  the  life  of  the
                                    Transaction  there  shall be no  outstanding
                                    OCC Options on the Shares, and an event shall occur for which an adjustment might otherwise be made under the By-Laws, Rules, and stated policies of the OCC applicable to the adjustment of OCC Options (the "OCC Adjustment Rules"), the parties shall use their best efforts, applying the principles set forth in the OCC Adjustment Rules, to jointly determine whether to adjust the terms of the Transaction and the nature of any such adjustment.



Additional
Adjustments               :         Notwithstanding  the foregoing,  if upon the
                                    occurrence  of the  following  events during
                                    the life of the Transaction no adjustment is
                                    required  to be  made  to the  terms  of the
                                    Transaction in accordance with the foregoing
                                    provisions or if an adjustment has been made
                                    but such  adjustment  is, in the  reasonable
                                    determination  of the Calculation  Agent, in
                                    consultation  with Party B,  insufficient to
                                    preserve   the   economic   benefit  of  the
                                    Transaction for the parties, the following additional adjustments shall be made to the terms of the Transaction:

                                    (a) If  (i) an  ordinary  cash  dividend  is
                                    declared  or  paid on the  Shares  or (ii) a
                                    special cash dividend is declared or paid on
                                    the   Shares   and  in   either   case   the
                                    Ex-Dividend   Date  with   respect  to  such
                                    dividend  occurs during the period from, and
                                    including,   the  Effective   Date  to,  but
                                    excluding, the Expiration Date (each, a "Dividend Event"), the Strike Price and the Contract Multiplier shall each be adjusted for each Dividend Event in accordance with the following formulas:

                                                             SP0 (CP0 - DA)
                                                  SP1    = ------------------
                                                                  CP0

                                                                SP0
                                                  CM1    = --------------
                                                                SP1

                                                  Where:

                                    (i)     SP1  =  Strike   Price   after   the
                                                    Dividend Event

                                    (ii)    CM1  = Contract Multiplier after the
                                                   Dividend Event

                                    (iii)   SP0 = Strike  Price on the  Exchange
                                                  Business    Day    immediately
                                                  preceding the Ex-Dividend Date
                                                  with  respect to the  Dividend
                                                  Event

                                    (iv)    CP0 = The   closing  price   of  the
                                                  Shares,  as  reported  on  the
                                                  Exchange,   on  the   Exchange
                                                  Business    Day    immediately
                                                  preceding the Ex-Dividend Date
                                                  with  respect to the  Dividend
                                                  Event

                                    (vi)    DA  = The  amount  of  the  ordinary
                                                  cash  dividend  or the special
                                                  cash dividend, as the case may
                                                  be

                                    (b) If there occurs a tender  offer,  by the
                                    issuer of the  Shares  (the  "Issuer")  or a
                                    third party, for the Shares, and the date of
                                    the    expiration   of   such   offer   (the
                                    "Termination Date") occurs during the period
                                    from, and including,  the Effective Date to,
                                    but  excluding,   the  Expiration  Date  (an


                                       5





                                    "Adjustment  Event"),  the Strike  Price and
                                    the  Contract   Multiplier   shall  each  be
                                    adjusted  for  each   Adjustment   Event  in
                                    accordance with the following formulas:

                                                             (CP0  x N0)  - C
                                                           --------------------
                                            SP1 =  SP0  x  [ CP0 x (N0  - N1) ]

                                                    SP0
                                            CM1 =  -----
                                                    SP1

                                            Where:

                                    (i)   SP1 =  Strike    Price    after    the
                                                 Adjustment Event

                                    (ii)  CM1 =  Contract  Multiplier  after the
                                                 Adjustment Event

                                    (iii) SP0 =  Strike Price on the  Completion
                                                 Date (as hereinafter defined)

                                    (iv)  CP0 =  The   closing   price   of  the
                                                 Shares,   as  reported  on  the
                                                 Exchange,   on  the  Completion
                                                 Date

                                    (v)   N0  =  Total   number   of  shares  of
                                                 common   stock  of  the  Issuer
                                                 outstanding  on the  Completion
                                                 Date

                                    (vi)  C   =  Price paid by the  offeror  per
                                                 share  of  common  stock of the
                                                 Issuer  multiplied by the total
                                                 number of shares  purchased  by
                                                 the  offeror  pursuant  to  the
                                                 Adjustment Event

                                    (vii) N1  =  Total   number   of  shares  of
                                                 common   stock  of  the  Issuer
                                                 purchased    by   the   offeror
                                                 pursuant   to  the   Adjustment
                                                 Event

                                    (viii) "Completion     Date"    means    the
                                           Termination Date; provided,  however,
                                           that  if  the  period  following  the
                                           Termination    Date   within    which
                                           delivery  of  tendered  shares may be
                                           guaranteed is less than the customary
                                           settlement  period  for a sale of the
                                           Shares executed through the Clearance
                                           System,  the Completion Date shall be
                                           the   date   which    precedes    the
                                           Termination  Date  by the  number  of
                                           Exchange  Business Days equal to such
                                           difference

Miscellaneous
Transfer                  :         Neither party may transfer the  Transaction,
                                    in  whole  or in  part,  without  the  prior
                                    written  consent  of  the   non-transferring
                                    party.

Account Details
---------------

Payments and deliveries to Party A:     Previously provided

Payments and deliveries to Party B:     Previously provided


                                       6






Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us or by sending to us a letter or telex substantially similar to this letter, which letter or telex sets forth the material terms of the Transaction to which this Confirmation relates and indicates your agreement to those terms.

Yours sincerely,

SWISS BANK CORPORATION, LONDON BRANCH


By: /s/ Stewart Macbeth                  By: /s/ Karen Hayes
   ----------------------------             ------------------------
Name: Stewart Macbeth                    Name: Karen Hayes
Title: Director Fx & Derivatives         Title: Associate Director
                                                SCBW London


Confirmed as of the 12th day
of May, 1997

INTERNEURON PHARMACEUTICALS, INC.



By:  /s/ Thomas F. Farb
Name: Thomas F. Farb
Title: Executive Vice President - Finance


                                       7







                          Appendix to Exhibit 10.90(a)*


The Registrant and Swiss Bank Corporation, London Branch, entered into four transactions evidenced by four confirmations, relating to an aggregate of 1,240,000 options, each of which is substantially identical to the form of confirmation filed as Exhibit 10.90(a), except that the Cap Price and the Expiration Dates of the four confirmations are as follows:

                    Expiration Date              Cap Price

Contract A-1        September 24, 1997             $26.00
Contract A-2        March 9, 1998                  $34.00
Contract A-3        May 21, 1998                   $38.00
Contract A-4        August 24, 1998                $40.00


* Pursuant to Instruction 2 to Item 601 of Regulation S-K.